EXHIBIT 10.1

Auditor’s Consent

Statement by Experts

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 1, 2005, except as to Note 3 which is as of July 11, 2005 in the Form 20-FR Registration Statement dated July 26, 2005, Pursuant to Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, of Poly-Pacific International Inc. for the registration of 9,361,624 shares of its common stock.

“Collins Barrow Edmonton LLP”
Signed
Edmonton, Alberta	Chartered Accountants
July 26, 2005